UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2012

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

Through the first half of 2012 the Fund had outperformed a strong market.  The Fund rose 9.67%, while the S&P 500 rose 9.49%.  However, in the second half of 2012, the Fund lost 6.34% while the S&P 500 gained 5.95%.  Here’s what happened.

In the middle of the third quarter, in anticipation of a turbulent election cycle, I made an adjustment to the team that put greater weight on the Masters who select stocks with a “bottoms-up” approach which puts the focus on the strength of individual stocks rather than those with a “top-down” approach which seeks to identify favorable market trends.  I believed that this adjustment would make the portfolio less sensitive to the direction of the overall market while still maintaining the potential for good returns driven by the success of strong individual companies.

After the change, the two of the larger positions in the portfolio were Vivus (VVUS) and Amarin (AMRN).  Both companies had recently received FDA approval for their lead products.  I believed that both companies, although already up for the year, had much more upside potential as they brought their products to market.

Heading into the election, I saw the market as vulnerable due to wholesale changes in policy direction if Romney won the election, and to increasing political polarization heading into a fiscal cliff if President Obama won a second term.  I felt much more comfortable investing in Vivus’ drug, which helps people who want to lose weight, and Amarin’s drug, which helps people who need to manage their triglycerides without raising their cholesterol.

As we now know, President Obama was reelected but the fiscal cliff has so far been avoided.  Vivus launched its drug with just 2 weeks left in September leading to a weak initial sales report for Q3.  Amarin’s product launch was delayed until January as the company considered whether to allow itself to be acquired rather than raising the money to field a sales force to launch its product.  Both stocks were down in the 2nd half of the year.

I continue to believe that Vivus and Amarin have bright prospects.  But with the election now behind us, I think it is best to restore the weight to the Masters who have proven themselves adept at managing with a “top-down” approach.

Returns assume reinvestment of dividends and distributions.  Performance data quoted represents past performance.  Past performance is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482.  The Fund’s total expense ratio was 2.04% (including 1.95% paid to the adviser and 0.09% for acquired fund fees and expenses) as stated in its prospectus dated October 28, 2012.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report -1

	CUMULATIVE
As of 12/31/12	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
MASTERS 100 FUND	2.71%	5.73%	-26.61%	37.29%	34.06%
MARKET INDICES
DJIA	10.24%	36.28%	13.81%	102.73%	83.57%
S&P 500	16.00%	36.30%	8.59%	98.58%	61.43%
NASDAQ	17.75%	38.00%	20.40%	147.15%	50.69%
	ANNUALIZED
As of 12/31/12	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
MASTERS 100 FUND	2.71%	1.88%	-6.00%	3.22%	2.66%
MARKET INDICES
DJIA	10.24%	10.87%	2.62%	7.32%	5.60%
S&P 500	16.00%	10.87%	1.66%	7.10%	4.39%
NASDAQ	17.75%	11.32%	3.78%	9.46%	3.74%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.04% (including 1.95% paid to the adviser and 0.09% for acquired fund fees and expenses) as of October 28, 2012.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more

Semi-Annual Report -2

MASTERS 100 FUND

complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 28, 2013

Semi-Annual Report -3

Fund Holdings by Sector* (Unaudited)

*	Percent of total net assets.
**	Cash equivalents and other assets in excess of liabilities.

Growth of $10,000

Semi-Annual Report -4

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report -5

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2012

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2012 to
	July 1, 2012	December 31, 2012	December 31, 2012
Actual	$1,000.00	$ 936.60	$9.36
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report -6

MASTERS 100 FUND

Financial Statements as of
December 31, 2012 (Unaudited)

• Portfolio of Investments
• Statement of Assets and Liabilities
• Statement of Operations
• Statements of Changes in Net Assets
• Financial Highlights
• Notes to the Financial Statements

Semi-Annual Report -7

Portfolio of Investments
December 31, 2012 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 82.2%			$7,077,680
(Cost $6,694,629)

ADMINISTRATIVE SUPPORT - 1.1%		98,748
EXPE	EXPEDIA, INC.	1,200	73,740
WNS	WNS HOLDINGS LTD. - ADR*	2,400	25,008

CONSTRUCTION - 1.9%			160,876
LEN	LENNAR CORP.	2,000	77,340
PHM	PULTEGROUP, INC.*	4,600	83,536

EDUCATIONAL SERVICES - 0.2%			16,938
CPLA	CAPELLA EDUCATION CO.*	600	16,938

ENERGY - 0.9%			80,091
ALJ	ALON USA ENERGY, INC.	2,000	36,180
CVI	CVR ENERGY, INC.*	900	43,911

FINANCE & INSURANCE - 14.4%			1,235,609
PVD	ADMINISTRADORA DE FONDOS DE PENSIONES
	PROVIDA SA - ADR	200	20,800
AIG	AMERICAN INTERNATIONAL GROUP, INC.*	10,200	360,060
BAC	BANK OF AMERICA CORP.	3,800	44,080
BRK/B	BERKSHIRE HATHAWAY, INC. - CLASS B*	600	53,820
CLMS	CALAMOS ASSET MANAGEMENT, INC.	8,200	86,674
CI	CIGNA CORP.	1,400	74,844
C	CITIGROUP, INC.	400	15,824
DHIL	DIAMOND HILL INVESTMENT GROUP	1,200	81,432
DFS	DISCOVER FINANCIAL SERVICES	2,000	77,100
GS	GOLMDMAN SACHS GROUP, INC.	200	25,512
HIG	HARTFORD FINANCIAL SERVICES GROUP, INC.	2,800	62,832
HEK	HECKMANN CORP.*	8,200	33,046
HCI	HOMEOWNERS CHOICE, INC.	800	16,632
JPM	JPMORGAN CHASE & CO.	1,200	52,764
MS	MORGAN STANLEY	1,400	26,768
ORI	OLD REPUBLIC INTERNATIONAL CORP.	1,000	10,650
SNFCA	SECURITY NATIONAL FINANCIAL CORP.*	6,700	58,826
STC	STEWART INFORMATION SERVICES CORP.	800	20,800
TELOZ	TEL OFFSHORE TRUST*	90	72
UNAM	UNICO AMERICAN CORP.	3,700	45,177
USB	US BANCORP	400	12,776
VPFG	VIEWPOINT FINANCIAL GROUP, INC.	1,000	20,940
WFC	WELLS FARGO & CO.	1,000	34,180

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -8

MASTERS 100 FUND

HEALTH CARE & SOCIAL ASSISTANCE - 22.9%			1,968,431
AVCA	ADVOCAT, INC.	2,198	11,737
ALXN	ALEXION PHARMACEUTICALS, INC.*	800	75,048
DEPO	DEPOMED, INC.*	80,300	497,057
HITK	HI-TECH PHARMACAL CO., INC.*	600	20,988
IMUC	IMMUNOCELLULAR THERAPEUTICS LTD.*	65,800	126,336
ISIS	ISIS PHARMACEUTICALS, INC.*	11,000	115,060
MGLN	MAGELLAN HEALTH SERVICES, INC.*	200	9,800
MDCO	MEDICINES CO.*	800	19,176
NKTR	NEKTAR THERAPEUTICS*	34,800	257,868
NBIX	NEUROCINE BIOSCIENCES, INC.*	2,000	14,960
PSTI	PLURISTEM THERAPEUTICS, INC.*	9,100	29,029
PRAN	PRANA BIOTECHNOLOGY LTD. - ADR*	69,400	152,680
STJ	ST. JUDE MEDICAL, INC.*	14,000	505,960
FHCO	THE FEMALE HEALTH CO.	4,200	30,156
TRIB	TRINITY BIOTECH PLC - ADR	6,200	89,404
USNA	USANA HEALTH SCIENCES, INC.*	400	13,172

INFORMATION - 7.2%			619,570
EGHT	8X8, INC.*	5,200	38,428
ANSS	ANSYS, INC.*	400	26,936
T	AT&T, INC.	400	13,484
CTXS	CITRIX SYSTEMS, INC.*	200	13,150
DTV	DIRECTV*	3,800	190,608
DISH	DISH NETWORK CORP.*	400	14,560
MSFT	MICROSOFT, INC.	3,800	101,574
P	PANDORA MEDIA, INC.*	3,000	27,540
RP	REALPAGE, INC.*	600	12,942
S	SPRINT NEXTEL CORP.*	13,400	75,978
VIVHY	VIVENDI SA - ADR	600	13,686
VOD	VODAFONE GROUP PLC - ADR	3,600	90,684

MANUFACTURING - 23.5%			2,023,390
ATVI	ACTIVISION BLIZZARD, INC.	1,000	10,620
AOSL	ALPHA & OMEGA SEMICONDUCTOR LTD.*	1,500	12,600
AMRN	AMARIN CORP. - ADR*	57,600	465,984
APFC	AMERICAN PACIFIC CORP.*	3,649	56,377
APEMY	APERAM - ADR	60	940
AAPL	APPLE, INC.	200	106,606
BMY	BRISTOL-MYERS SQUIBB CO.	2,600	84,734
CVX	CHEVRON CORP.	200	21,628
KO	COCA COLA CO.	400	14,500
CCU	COMPANIA CERVECERIAS UNIDAS SA - ADR	300	9,489
COT	COTT CORP.	2,200	17,666
DELL	DELL, INC.	1,000	10,130
DLB	DOLBY LABORATORIES, INC.	400	11,732
DOW	DOW CHEMICAL CO.	400	12,928
E	ENI SPA - ADR	400	19,656
XLS	EXELIS, INC.	1,400	15,778
XOM	EXXON MOBIL CORP.	100	8,655
FMX	FOMENTO ECONOMICO MEXICANO SAB - ADR	200	20,140
FRX	FOREST LABS, INC.*	400	14,128
FIO	FUSION-IO, INC.*	2,800	64,204

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -9

GE	GENERAL ELECTRIC CO.	1,400	29,386
GM	GENERAL MOTORS CO.*	800	23,064
GSIT	GSI TECHNOLOGY*	4,800	30,096
HPQ	HEWLETT-PACKARD CO.	800	11,400
HFC	HOLLYFRONTIER CORP.	400	18,620
ITW	ILLINOIS TOOL WORKS, INC.	400	24,324
IPHI	INPHI CORP.*	1,200	11,496
INTC	INTEL CORP.	1,200	24,756
IDCC	INTERDIGITAL, INC.	400	16,440
JNJ	JOHNSON & JOHNSON	500	35,050
LSI	LSI CORP.*	2,000	14,160
MPC	MARATHON PETROLEUM CORP.	400	25,200
MERC	MERCER INTERNATIONAL, INC.*	6,000	42,960
MCHP	MICROCHIP TECHNOLOGY, INC.	600	19,554
MU	MICRON TECHNOLOGY, INC.*	5,200	33,020
MHK	MOHAWK INDUSTRIES, INC.*	400	36,188
MNST	MONSTER BEVERAGE CORP.*	900	47,592
NRTLQ	NORTEL NETWORKS CORP.*1	12	0
PDFS	PDF SOLUTIONS, INC.*	1,400	19,292
PSX	PHILLIPS 66	400	21,240
QCOM	QUALCOMM, INC.	3,600	223,272
SNY	SANOFI - ADR	400	18,952
STX	SEAGATE TECHNOLOGY PLC	2,600	79,248
SWK	STANLEY BLACK & DECKER, INC.	200	14,794
RGR	STURM RUGER & CO., INC.	400	18,160
TRGT	TARGACEPT, INC.*	3,800	16,644
TEAR	TEARLAB CORP.*	9,200	37,720
TSO	TESORO CORP.	3,100	136,555
ZBRA	ZEBRA TECHNOLOGIES CORP.*	400	15,712

MINING - 3.5%			303,333
COG	CABOT OIL & GAS CORP.	1,600	79,584
DVR	CAL DIVE INTERNATIONAL, INC.*	6,800	11,764
EGO	ELDORADO GOLD CORP.	800	10,304
ESV	ENSCO PLC	200	11,856
EPL	EPL OIL & GAS, INC.*	400	9,020
HAL	HALLIBURTON CO.	400	13,876
NEM	NEWMONT MINING CORP.	800	37,152
PZE	PETROBRAS ARGENTINA SA - ADR*	1,800	8,550
PPP	PRIMERO MINING CORP.*	3,400	21,998
RVM	REVETT MINERALS, INC.*	31,526	88,903
AUY	YAMANA GOLD, INC.	600	10,326

PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES - 0.7%			61,005
G	GENPACT LTD.	1,000	15,500
GRVY	GRAVITY CO. LTD. - ADR*	12,500	16,625
ICLR	ICON PLC - ADR*	600	16,656
STEI	STEWART ENTERPRISES, INC.	1,600	12,224

RETAIL TRADE - 3.6%			313,285
BBY	BEST BUY, INC.	4,000	47,400
DK	DELEK US HOLDINGS, INC.	600	15,192
PSMT	PRICESMART, INC.	800	61,640

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -10

MASTERS 100 FUND

SWY	SAFEWAY, INC.	6,900	124,821
TJX	THE TJX COMPANIES, INC.	200	8,490
WAG	WALGREEN CO.	400	14,804
WMT	WAL-MART STORES, INC.	600	40,938

TRANSPORTATION & WAREHOUSING - 2.2%			187,482
ASR	GRUPO AEROPORTUARIO DEL
	PACIFICO SAB - ADR	300	34,200
GSH	GUANGSHEN RAILWAY LTD. - ADR	1,000	19,740
KSU	KANSAS CITY SOUTHERN	400	33,392
SFL	SHIP FINANCE INTERNATIONAL LTD.	15	250
LCC	US AIRWAYS GROUP, INC.*	7,400	99,900

UTILITIES - 0.1%			8,922
EXC	EXELON CORP.	300	8,922

PARTNERSHIPS & TRUSTS - 3.3%			279,390
(Cost $285,650)

FINANCE & INSURANCE - 2.0%			167,419
AGNC	AMERICAN CAPITAL AGENCY CORP.	2,200	63,668
PCC	PMC COMMERCIAL TRUST	3,100	22,010
SIR	SELECT INCOME REIT	3,300	81,741

REAL ESTATE RENTAL & LEASING - 1.3%			111,971
AVB	AVALONBAY COMMUNITIES, INC.	3	407
UMH	UMH PROPERTIES, INC.	10,800	111,564

PREFERRED STOCK - 0.2%			16,796
(Cost $12,002)

MANUFACTURING - 0.2%			16,796
ABV	COMPANHIA DE BEBIDAS DAS AMERICAS	400	16,796

INVESTMENT COMPANIES - 5.6%			484,689
(Cost $474,302)
ERX	DIREXION DAILY ENERGY BULL 3X SHARES*	800	38,832
SHY	ISHARES BARCLAYS 1-3 YEAR
	TREASURY BOND FUND	200	16,884
EWJ	ISHARES MSCI JAPAN INDEX FUND	27,200	265,200
GDXJ	MARKET VECTORS JUNIOR GOLD MINERS ETF	2,200	43,560
UUP	POWERSHARES DB US DOLLAR
	INDEX BULLISH*	1,200	26,172
RWM	PROSHARES SHORT RUSSELL 2000*	800	19,456
SH	PROSHARES SHORT S&P 500*	400	13,608
DIA	SPDR DOW JONES INDUSTRIAL AVERAGE	200	26,180
XIV	VELOCITYSHARES DAILY INVERSE
	VIX SHORT-TERM ETN*	2,100	34,797

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -11

SHORT-TERM INVESTMENT - 9.2%		795,551
(Cost $795,551)
HIGHMARK DIVERSIFIED MONEY
MARKET FUND, 0.02%^	795,551	795,551

TOTAL INVESTMENT SECURITIES - 100.5%		8,654,106
(COST $8,262,134)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5%)		(46,608)
NET ASSETS - 100.0%		$8,607,498

ADR - American Depositary Receipt
*	Non-income producing security.
^	Seven-day yield as of December 31, 2012.
1	Market value of security is less than $0.50.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -12

MASTERS 100 FUND
Statement of Assets and Liabilities
December 31, 2012 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$8,262,134
At market value (Note 2)	$8,654,106
Cash	12
Interest and dividends receivable	10,650
Receivable for portfolio investments sold	3
TOTAL ASSETS	8,664,771

LIABILITIES
Payable for portfolio investments purchased	9,312
Payable for capital shares redeemed	32,809
Accrued investment advisory fee	11,781
Accrued administrative fee	3,349
Other Payables	22
TOTAL LIABILITIES	57,273

NET ASSETS	$8,607,498

Net assets consist of:
Paid in capital	$18,173,918
Accumulated net investment loss	(126,806)
Accumulated net realized loss from security transactions	(9,831,586)
Net unrealized appreciation of investments	391,972
Net assets	$8,607,498

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	980,867

Net asset value, offering price and redemption
price per share (Note 2)	$8.78

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -13

Statement Of Operations
Six Months Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax $745)	$77,375
Interest	50
TOTAL INVESTMENT INCOME	77,425

EXPENSES
Investment advisory fees (Note 4)	72,489
Administrative fees (Note 4)	21,747
TOTAL EXPENSES	94,236

NET INVESTMENT LOSS	(16,811)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
Net realized loss on investments	(118,628)
Net change in unrealized depreciation of
investments and foreign currency	(481,573)

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY	(600,201)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(617,012)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -14

MASTERS 100 FUND

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/12	Ended
	(Unaudited)	6/30/12
FROM OPERATIONS:
Net investment loss	$(16,811)	$(65,653)
Net realized loss from investments
sold and foreign currency	(118,628)	(742,456)
Net change in unrealized
appreciation (depreciation) on investments	(481,573)	481,608
Net decrease in net assets
resulting from operations	(617,012)	(326,501)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(148,095)	(423,209)
Decrease in net assets from
distributions to shareholders	(148,095)	(423,209)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,439	81,596
Net asset value of shares issued to shareholders
in reinvestment of distributions	146,334	414,032
Payments of shares redeemed	(774,523)	(2,918,299)
Net decrease in net assets
from capital share transactions	(608,750)	(2,422,671)

TOTAL DECREASE IN NET ASSETS	(1,373,857)	(3,172,381)

NET ASSETS:
Beginning of period/year	9,981,355	13,153,736
End of year	$8,607,498	$9,981,355
Accumulated Net Investment Income (Loss)	$(126,806)	$38,100

Capital Share Activity
Shares sold	2,015	8,875
Shares issued in reinvestment of
distributions to shareholders	16,332	47,755
Shares redeemed	(84,494)	(311,636)
Net decrease in shares outstanding	(66,147)	(255,006)
Shares outstanding, beginning of period/year	1,047,014	1,302,020
Shares outstanding, end of period/year	980,867	1,047,014

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -15

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended		Year	Year	Year	Year	Year
	12/31/12		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value at
beginning of period/year	$9.53		$10.10	$7.96	$7.71	$13.56	$16.50

Income from
investment operations:
Net investment income (loss)	(0.02	)*	(0.06)*	(0.09)*	(0.07)	0.13	(0.02)
Net realized and unrealized
gain (loss) on investments	(0.58)		(0.16)	2.25	0.39	(5.66)	(0.75)
Total from
investment operations	(0.60)		(0.22)	2.16	0.32	(5.53)	(0.77)

Less distributions from:
Net investment income	(0.15)		(0.35)	(0.02)	(0.07)	—	—
Realized gains	—		—	—	—	(0.32)	(2.17)
Total distributions	(0.15)		(0.35)	(0.02)	(0.07)	(0.32)	(2.17)

Payments by affiliates	—		—	—	— (a)	—	—

Net asset value at
end of period/year	$8.78		$9.53	$10.10	$7.96	$7.71	$13.56

Total Return	(6.34	)%^	(1.82)%	27.12%	4.02%	(39.99)%	(4.62)%

Net assets at end
of period/year (millions)	$8.6		$10.0	$13.2	$15.4	$17.7	$35.1

Ratio of expenses
to average net assets:	1.95	%#	1.95%	1.81%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	(0.35	)%#	(0.59)%	(0.76)%	(0.74)%	1.45%	(0.13)%
Portfolio turnover rate	308	%^	765%	472%	302%	248%	116%

(a)	Less than $0.01 per share.
*	Calculated using average shares outstanding.
^	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -16

MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the Fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report -17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2012, the Fund held securities of 151 issuers across all 15 sectors represented by the North American Industry Classification System (“NAICS”).  Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges.  Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest.  Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2012 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Semi-Annual Report -18

MASTERS 100 FUND

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$7,077,680	$—	$—	$7,077,680
Partnerships & Trusts^	279,390	—	—	279,390
Preferred Stock^	16,796	—	—	16,796
Investment Companies	484,689	—	—	484,689
Short-Term Investment	795,551	—	—	795,551
Total Investments in Securities	$8,654,106	$—	$—	$8,654,106

^	See Portfolio of Investments for industry breakouts.

The Fund did not have transfers into or out of Level 1, 2 or 3.

Recent Accounting Pronouncement
In December 2011, Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-1 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluation the impact ASU No. 2011-11 will have on the financial statement disclosures.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment

Semi-Annual Report -19

income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2012, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$2,187,129	$—	$2,187,129	6/30/2017
6,513,544	—	6,513,544	6/30/2018
713,898	—	713,898	Non-expiring
$9,414,571	$—	$9,414,571

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2012 are summarized below:

Purchases	$27,086,427
Sales	$27,809,237

There were no purchases or sales of long-term U.S. Government securities.

Semi-Annual Report -20

MASTERS 100 FUND

The cost basis for federal income tax purposes at December 31, 2012 was as follows:

Masters 100 Fund
Cost of investments	$8,670,516
Gross tax unrealized appreciation	732,607
Gross tax unrealized depreciation	(340,635)
Net tax unrealized appreciation	$391,972

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2012, the Fund incurred $72,489 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

Semi-Annual Report -21

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2012, the Fund incurred administration fees of $21,747.

MCM has retained U.S. Bancorp Fund Services, LLC to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

On November 29, 2012, an ordinary income distribution of $0.15 per share was declared for the Fund.  The distribution was paid to shareholders of record on November 30, 2012.

The tax character of the distributions paid for the six months ended December 31, 2012 (estimated) and the fiscal year ended June 30, 2012 were as follows:

	December 31, 2012	June 30, 2012
Distributions paid from:
Net investment income	$148,095	$423,209
	$148,095	$423,209

At June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$148,095
Capital loss carryforward (Note2)	(9,414,571)
Unrealized appreciation	465,163
$(8,801,313)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies and expiration of capital loss carryforwards.

Semi-Annual Report -22

MASTERS 100 FUND

Approval of Investment Advisory Agreement (Unaudited)

Excerpt from November 12, 2012 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning the Adviser and the Advisory Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning the Adviser’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, the Board requested and evaluated, and the Adviser furnished, such information concerning the Adviser and the Administration Agreement between the Adviser and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Administration Agreement;

WHEREAS, the Board requested (via the Adviser) and evaluated, and the Distributor furnished, such information concerning the Distributor and the Distribution Agreement between MCM and the Distributor with respect to the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Distribution Agreement;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM;

(ii)
the Fund’s investment performances during the past fiscal year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including Marketocracy Data Services LLC, from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies with similar investment objectives and size;

(vi)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to the Fund or MCM in return for allocating Fund brokerage, or (b) the Administration Agreement;

(vii)	the appropriateness of the advisory fees paid by the Fund to MCM;

Semi-Annual Report -23

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income; and

(xii)	the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100;

(ii)
in general, although the Fund’s performance has lagged its peers during the past one, three and five years periods, the Fund’s investment performance since the Fund’s inception, as compared to its appropriate benchmark, the S&P 500 Index, though lagging, has been relatively satisfactory, and to the extent that the Fund’s performance lagged for any particular short-term period, MCM and its affiliates have promptly and vigorously attempted to address the lagging performance and developed appropriate and innovative responses seeking to avoid responses seeking to avoid similar lagging performance in the future;

(iii)
MCM’s costs in providing its investment advisory services (a) have been relatively high because of the research, development and maintenance required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	as the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $166,598 for the fiscal year ended June 30, 2012) to fees charged by peer group of the investment advisers of mutual funds in the Morningstar Mid-Cap Blend categories indicated that (a) MCM’s fee level was near the top of the fourth quartile for such category, (b) the Fund’s total annual expenses of 1.95% of the Fund’s average annual net assets were near the high end for such category, and (c) the Fund’s current net assets of approximately $11,000,000 million were approximately average for the category;

Semi-Annual Report -24

MASTERS 100 FUND

(vi)
MCM derived and would derive benefits from its advisory relationship with the Fund of (a) approximately $141,931 annually (or approximately 1.3% of the Fund’s average annual assets for its fiscal year ended June 30, 2012) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (b) 0.45% of the Fund’s average annual net assets (approximately $49,980 for the same fiscal year) through providing administrative services to the Fund pursuant to the Administration Agreement;

(vii)
the investment advisory fees received and to be received by MCM and its affiliates were appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;

(viii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging well over 100 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of economic and credit crises, terrorist attacks and Middle East conflicts; and

(xii)
the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management;

WHEREAS, the Board of Trustees found, among other things, that the advisory fees to be paid by the Fund to MCM and the proposed expenses of the Fund, though toward the higher end of the ranges, were reasonable and generally consistent in relation to the relevant peer groups and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the Advisory Agreement, including the payment of the advisory fees thereunder to MCM, through December 12, 2013, be, and it hereby is, authorized and approved.

Semi-Annual Report -25

Privacy Notice

Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us verbally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Semi-Annual Report -26

MASTERS 100 FUND

(This Page Intentionally Left Blank.)

Semi-Annual Report -27

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

Semi-Annual Report -28

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*/s/ Kendrick Kam
Kendrick W. Kam, President & Treasurer

Date   2/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Kendrick Kam
Kendrick W. Kam, President & Treasurer

Date   2/28/13

* Print the name and title of each signing officer under his or her signature.